UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2003

PROCOM TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

California	0-21053	33-0268063
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

58 Discovery

Irvine, CA 92618

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (949) 852-1000

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5.    Other Events and Required FD Disclosure.

On August 26, 2003, Procom Technology, Inc. issued a press release titled “Procom Technology, Inc. Announces Deregistration with Securities and Exchange Commission”. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release of Procom Technology, Inc. dated August 26, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2003

Procom Technology, Inc.

By:	/s/ ALEX RAZMJOO
Name:	Alex Razmjoo
Title:	Chairman of the Board, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Procom Technology, Inc. dated August 26, 2003.

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